SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
(Amending Items 7(a) and 7(b))

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 16, 2001 (May 8, 2001)

Brainworks Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-6334	87-0281240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Marietta Street, Suite 3450, Atlanta, Georgia	30303

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (404) 524-1667

Explanatory Note: The Amendment No. 1 on Form 8-K/A is being filed to set forth the (i) audited financial statements of Executive Venture Partners, Ltd. as of March 31, 2001, and for the period from May 1, 2000 (commencement of operations) to March 31, 2001; and (ii) unaudited pro forma condensed consolidated financial statements for the year ended March 31, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired: Included in this Current Report (see “Index to Financial Statements” attached hereto) are the audited financial statements of Executive Venture Partners, Ltd. (“EVP”) for the period from May 1, 2000 (commencement of operations) to March 31, 2001, together with the notes thereto.

     (b)  Pro Forma Financial Information. Included in this Current Report (see “Index to Financial Statements” attached hereto) are the following unaudited pro forma condensed consolidated financial statements, together with the notes thereto (the “Unaudited Pro Forma Condensed Consolidated Financial Statements”):

(i)	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2001; and

(ii)	Unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2001.

     Brainworks Ventures, Inc., a Nevada corporation (“Brainworks”), has accounted for the merger (the “Merger”) with EVP using the purchase method of accounting. The unaudited pro forma condensed consolidated balance sheet reflects the Merger as if it had been completed on March 31, 2001, and the unaudited pro forma condensed consolidated statement of operations reflects the Merger as if it had been completed on May 1, 2000. The pro forma data does not purport to be indicative of the results which would actually have been reported if the Merger had occurred on such date or which may be reported in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of Brainworks and EVP and the related notes thereto.

     (c)  Exhibits.

2.1	Agreement and Plan of Merger dated May 8, 2001, by and among Brainworks, EVP, EVP Acquisition Corporation and the stockholders of EVP signatory thereto (the “Merger Agreement”). (Certain of the exhibits and schedules to the Merger Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and Brainworks agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)(*)

4.1	Registration Rights Agreement entered into in connection with the Merger Agreement.(*)

4.2	Escrow Agreement entered into in connection with the Merger Agreement.(*)

99.1	Press Release dated May 11, 2001.(*)

(*) Incorporated by referenced to the Current Report on Form 8-K filed by Brainworks on May 23, 2001.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Brainworks has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRAINWORKS VENTURES, INC.

Dated: August 16, 2001	/s/ Marc J. Schwartz By: Marc J. Schwartz Vice-President

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EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated May 8, 2001, by and among Brainworks, EVP, EVP Acquisition Corporation and the stockholders of EVP signatory thereto (the “Merger Agreement”). (Certain of the exhibits and schedules to the Merger Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and Brainworks agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)(*)

4.1	Registration Rights Agreement entered into in connection with the Merger Agreement.(*)

4.2	Escrow Agreement entered into in connection with the Merger Agreement.(*)

99.1	Press Release dated May 11, 2001.(*)

(*) Incorporated by reference to the Current Report on Form 8-K filed by Brainworks on May 23, 2001.

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INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Executive Venture Partners, Ltd.

We have audited the accompanying balance sheet of Executive Venture Partners, Ltd. (the “Company”) as of March 31, 2001, and the related statements of operations, changes in equity and cash flows of the Company and its predecessor entities for the period from May 1, 2000 (commencement of operations) to March 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of the Company as of March 31, 2001, and the results of operations and cash flows of the Company and its predecessor entities for the period May 1, 2000 (commencement of operations) to March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As disclosed in Note H, on May 8, 2001 the Company was acquired by Brainworks Ventures, Inc.

Richard A. Eisner & Company, LLP

New York, New York
August 9, 2001

Executive Venture Partners, Ltd.

Balance Sheet
March 31, 2001

ASSETS

Current assets:

Unbilled receivable	$38,000

Subscriptions receivable	5,000

Prepaid expenses	3,000

Total current assets	46,000

Computer equipment and software, net of accumulated depreciation of $1,000	5,000

$51,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable and accrued expenses	$7,000

Due to officers/stockholders	41,000

Total current liabilities	48,000

Stockholders’ equity:

Common stock, no par value; authorized 200,000 shares; issued and to be issued, 25,000 shares	270,000

Accumulated deficit	(267,000)

Total stockholders’ equity	3,000

$51,000

See notes to financial statements.

Executive Venture Partners, Ltd.

Statement of Operations
For the Period from May 1, 2000 (commencement of operations) to March 31, 2001

Revenues	$140,000

Cost of revenues	101,000

Gross profit	39,000

Expenses:

Consultants' compensation	244,000

Selling and administrative	71,000

315,000

Net loss	$(276,000)

See notes to financial statements.

Executive Venture Partners, Ltd.

Statement of Changes in Equity
For the Period from May 1, 2000 (Commencement of Operations) to March 31, 20001

	Common Stock
			Unincorporated	Accumulated
	Shares	Amount	Owners’ Equity (Deficit)	Deficit	Total

Computer equipment, software and other assets contributed by a founder			$9,000		$9,000

Net loss of unincorporated entities for the period May 1, 2000 to March 4, 2000			(16,000)		(16,000)

Shares issued and to be issued to founders for net liabilities of partnership	12,500		7,000	$(7,000)	0

Contributed services by a founder		$21,000			21,000

Shares to be issued to consultants for cash ($5,000) and services	12,500	249,000			249,000

Net loss for the period March 5, 2001 to March 31, 2001				(260,000)	(260,000)

Balance — March 31, 2001	25,000	$270,000	$0	$(267,000)	$3,000

See notes to financial statements.

Executive Venture Partners, Ltd.

Statement of Cash Flows
For the Period from May 1, 2000 (Commencement of Operations) to March 31, 2001

Cash flows from operating activities:

Net loss	$(276,000)

Adjustments to reconcile net loss to net cash provided by operating activities:

Depreciation	1,000

Contributed services by a founder	21,000

Shares to be issued for services	244,000

Changes in assets and liabilities:

Unbilled receivable	(38,000)

Accounts payable and accrued expenses	7,000

Due to officers/shareholders	41,000

Net cash provided by operating activities and cash — end of period	$0

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Non-cash investing and financing transactions:

Assets contributed by founder	$9,000

Subscriptions receivable for common stock	$5,000

See notes to financial statements.

Executive Venture Partners, Ltd.

Notes to Financial Statements
March 31, 2001

NOTE A —The Company

Executive Venture Partners, Ltd. (“EVP” or the “Company”), is a consulting company that specializes in the development and implementation of corporate venturing programs. EVP’s target clients are Fortune 2000 companies and government research laboratories. EVP works with clients to identify undervalued assets that can be commercialized and provides the resources and management talent to build a business around those assets. EVP also works with businesses to establish corporate venturing programs that manage corporate venture capital funds designed to make strategic investments.

From May 1, 2000 (commencement of operations) to January 28, 2001, the business of EVP was operated as a sole proprietorship by one of the founders. On January 29, 2001, the founders of EVP commenced operations as a partnership. On March 5, 2001, EVP was incorporated and the assets and liabilities of the partnership were transferred to EVP. The accompanying financial statements include the results of operations of the predecessor entities of EVP.

On May 8, 2001, the Company was acquired by Brainworks Ventures, Inc. (see Note H).

NOTE B — Significant Accounting Policies

[1]	Computer equipment and software:

Computer equipment and software was contributed to a predecessor of the Company by one of the founders, and is stated at the cost to the founder. Depreciation is provided using the straight-line method over an estimated useful life of 3 years.

[2]	Revenue recognition:

Revenue is from consulting fees and is recognized when services are performed.

[3]	Cost of revenue:

Cost of revenue includes $80,000 for compensation to one of the founders during the period he operated the business as a sole proprietorship. Such compensation, which was for consulting services performed for clients during such period represented the cash provided from operations during such period which was retained by the founder. Cost of revenue also includes $21,000 for the value of services contributed to the Company by another founder for which no compensation was paid.

[4]	Income taxes:

Deferred tax liabilities and assets are provided for expected future tax consequences attributable to the net operating loss carryforwards and to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax liabilities and assets are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts expected to be realized.

[5]	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C — Due to officers/stockholders

Due to officers/stockholders at March 31, 2001 includes the following:

Reimbursements for amounts advanced	$11,000

Compensation expense	30,000

$41,000

Executive Venture Partners, Ltd.

Notes to Financial Statements
March 31, 2001

NOTE D — Income Taxes

For the period May 1, 2000 through January 28, 2001, EVP was operating as a sole proprietorship, and from January 29, 2001 through March 4, 2001, EVP was operating as a partnership. Accordingly, no income tax provision or benefit was recorded in the accompanying financial statements for such periods since the results of operations are reported on the owners’ tax returns.

The Company has elected to file its tax returns on a cash basis. At March 31, 2001, the Company had available for federal income tax purposes a net operating loss carryforward of approximately $12,000, expiring in 2021, and deductible temporary differences of $244,000 related to compensation to consultants and $2,000 for a cash to accrual basis adjustment, that may be used to offset future taxable income. The Company has provided a valuation allowance against the full amount of the related deferred tax asset of $103,000, because it is considered more likely than not that such tax benefit will not be realized.

The difference between a benefit computed at the statutory federal income tax rate of 34% and the Company’s effective tax rate of 0% is due to the valuation allowance.

NOTE E — Major Clients

Revenue includes $110,000 from one client and $28,000 from another client for the period May 1, 2000 to March 31, 2001. The unbilled receivable at March 31, 2001 is from one client.

NOTE F — License Agreement

EVP has an exclusive royalty-free license with a founder (who provided certain intellectual property and software). In the event his employment is terminated for any reason prior to May 1, 2006, the agreement provides for a license fee of approximately $6,000 per month to be paid to him through April 2006 to maintain exclusivity of the license to the Company and himself.

NOTE G — Equity Transactions:

Upon incorporation of the Company in March 2001, 1,500 shares of common stock were issued to the founders in exchange for the net assets of the predecessor partnership (see Note A). Further, during such month, the founding shareholders agreed to issue shares of the Company’s common stock for aggregate proceeds of $5,000 to consultants for services rendered which, after issuance, would be equal to fifty percent of the outstanding shares of the Company. The shares issued to the consultants were valued at $249,000, based on a valuation prepared by an independent appraiser and, accordingly, the excess ($244,000) of the value of the stock over the purchase price has been recorded as compensation. In connection therewith, in April 2001 the Company issued 11,000 additional common shares to the founding shareholders to bring their aggregate holdings to 12,500 shares and issued 12,500 shares of common stock to the consultants. In addition, in April 2001, the $5,000 of proceeds were paid by the consultants. Although these shares were issued in April 2001, the accompanying financial statements give effect to these transactions.

NOTE H —Subsequent event:

On May 8, 2001, the Company merged with Brainworks Ventures, Inc., a publicly traded company. Pursuant to the merger agreement Brainworks issued 500,000 shares of its common stock for all the outstanding shares of the Company. Stockholders of the Company who were officers and stockholders of Brainworks and its subsidiaries received 390,000 of such shares.

BRAINWORKS VENTURES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Executive Venture Partners, Ltd. (“EVP”) by Brainworks Ventures, Inc. (“Brainworks”) (the “EVP Acquisition”). The pro forma information is based on the historical financial statements of Brainworks and EVP giving effect to the acquisition under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the EVP Acquisition as if it occurred on March 31, 2001. The unaudited pro forma condensed consolidated statement of operations reflects the results of operations of Brainworks for the twelve months ended March 31, 2001 and for EVP for the period May 1, 2000 (commencement of operations) through March 31, 2001.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had EVP been acquired during the period specified. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Brainworks, included in its annual report on Form 10-KSB for the year ended March 31, 2001 and the historical financial statements of EVP included elsewhere in this Form 8-K/A.

BRAINWORKS VENTURES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2001

	Brainworks Ventures, Inc.	Executive Venture	Pro forma
	and subsidiaries	Partners, Ltd.	Adjustments	Pro forma

			(A)
Current assets	$956,000	$46,000		$1,002,000

Investments	205,000			205,000

Property and equipment, net	343,000	5,000		348,000

Intangibles, net	2,460,000		$497,000	2,957,000

Total assets	$3,964,000	$51,000	$497,000	$4,512,000

Current and total liabilities	$303,000	$48,000		$351,000

STOCKHOLDERS’ EQUITY

Common stock, no par value		270,000	(270,000)	—

Common stock, $0.01 par value	19,000		5,000	24,000

Additional paid-in capital	6,279,000		495,000	6,774,000

Deferred compensation	(917,000)			(917,000)

Receivables for stock	(62,000)			(62,000)

Accumulated deficit	(1,658,000)	(267,000)	267,000	(1,658,000)

Total stockholders’ equity	3,661,000	3,000	497,000	4,161,000

Total liabilities and stockholders’ equity	$3,964,000	$51,000	$497,000	$4,512,000

BRAINWORKS VENTURES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2001

	Brainworks Ventures, Inc.	Executive Venture	Pro forma
	and subsidiaries	Partners, Ltd.	Adjustments	Pro forma

			(B)
Revenues	$1,000	$140,000		$141,000

Cost of revenues	—	101,000		101,000

Gross Profit	1,000	39,000		40,000

Selling, general and administrative expenses	3,347,000	315,000	152,000	3,814,000

Loss from operations	(3,346,000)	(276,000)	(152,000)	(3,774,000)

Realized gain on sale of securities	1,120,000			1,120,000

Sale of mineral lease properties	200,000			200,000

Interest and dividends	63,000			63,000

Net loss	$(1,963,000)	$(276,000)	$(152,000)	$(2,391,000)

Net loss per share, basic and diluted	($1.84)			($1.57)

Weighted average shares outstanding, basic and diluted	1,066,000			1,524,000

PRO FORMA ADJUSTMENTS

     (A)  To reflect issuance of 500,000 shares of Brainworks’ common stock in exchange for 100% of the outstanding common stock of EVP, elimination of EVP stockholders’ equity and allocation of the purchase price. The acquisition has been recorded at a fair value of $500,000, representing the estimated fair value of EVP based on an independent appraisal. The purchase price is being allocated to intangibles consisting primarily of tools and methodologies which are being amortized on a straightline basis over three years.

     As EVP was acquired in a tax-free statutory merger, the acquired intangibles do not have any tax basis. The resulting deferred tax liability of $169,000 (assuming a 34% tax rate) for the excess of the financial statement basis over the tax basis of the intangibles has been offset by the recognition of a deferred tax asset of $169,000 attributable to net operating loss carryforwards and deductible temporary differences of EVP and Brainworks which are anticipated to be utilized to offset taxable temporary differences attributable to the intangibles.

     (B)  To reflect eleven months of amortization for EVP intangible assets acquired.